Exhibit 10.1

WAIVER

This Waiver is dated as of July 3, 2008, and made and entered into by the Companies (as defined below) and the undersigned Purchasers (as defined below).  Reference is made to the Securities Purchase Agreement (the “Agreement”) dated April 27, 2006, by and among a21, Inc. (“a21”), its wholly owned subsidiary SuperStock, Inc. (together with a21 and Artselect, Inc., the “Companies”), the purchasers set forth on Exhibit A to the Agreement (the “Purchasers”) and Queequeg Partners, L.P. as agent for itself and the Purchasers.  Pursuant to the terms of the Secured Convertible Term Notes (the “Notes”) issued pursuant to the Agreement, a quarterly interest payment on the Notes is due on July 1, 2008 (the “Interest Payment Date”).  Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Notes.

In order to assist a21 with implementing its business plan and to improve a21’s liquidity, the undersigned Purchasers, on behalf of themselves and all of the other Purchasers, have agreed to waive receipt of any interest payment due to the Purchasers on the Interest Payment Date.

Purchasers representing a majority of the Notes outstanding are required to waive any Event of Default under the Agreement.  The undersigned Purchasers hereby waives any Event of Default which has occurred or may occur under the Notes in connection with or otherwise related to the July 1, 2008, interest payments, as well as any other Event of Default that may have occurred prior to the Interest Payment Date and may or may not  be continuing.

This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be considered to be an original and all of which taken together shall constitute one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Waiver shall be effective as delivery of an original executed counterpart of this Waiver.

[Signatures Follow]

PURCHASERS:

MORGAN STANLEY & CO. INCORPORATED

By:

Name:

Title:

STARVEST PARTNERS, L.P.

By:  StarVest Associates, LLC, its General Partner

By:

Name:

Title:

AHAB International LTD

By:  AHAB Intl LTD, its General Partner

By:

Name:

Title:

AHAB Partners LP

By:  AHAB Partners LP, its General Partner

By:

Name:

Title:

[Additional Signatures Follow]

COMPANIES:

a21, INC.

By:

Name:  Tom Costanza

Title:    Chief Financial Officer

SUPERSTOCK, INC.

By:

Name:  Tom Costanza

Title:  EVP CFO

ARTSELECT, INC.

By:

Name:  Thomas Costanza

Title:  Chief Financial Officer